[PHOTO OF JOHN DESSAUER]
     John Dessauer


                                                           Dear Shareholder,

     On behalf of myself, Tom McIntyre and the entire team at Dessauer & McIntyre, I want to thank you for your loyalty. Market conditions recently have been turbulent, to put it mildly. I know from experience that many investors either panic when they see stock prices falling or they wrongly assume that there must be a good reason for the stocks to be going down. Truth is that markets can be driven purely by sentiment. Plus there can even be silly reasons for market volatility.

     Consider this true story of a trader in London who, on July 23, 1998, accidentally hit the automatic sell key on his computer. In seconds, $887 million in French government bond futures were sold, sending that market into temporary chaos. Pity all who wrongly assumed there must have been some important reason for the sudden drop in French government bonds.

     When stock prices move rapidly the best antidote is to make sure you have all the relevant facts. That is where Dessauer & McIntyre's investment discipline really helps. First of all we invest the Fund's assets in businesses. We do not "play" the market. Second, we develop a relationship with the people who are running these businesses. In turbulent times we are able to call and find out if anything fundamental has changed. In several cases we checked and found out the business is booming. Not only was there no good reason for the stock to be down, there was good reason for the stock to do the opposite and go higher. In the case of Core Laboratories, (NYSE, CLB), the stock, after falling to $11 5/8 in early October, bounced back quickly to $23 1/2 in early November. And finally, we travel extensively to get first-hand information on market, economic and business trends.

[PHOTO OF THOMAS MCINTYRE]
     Thomas McIntyre

     Of course, not every company has been as fortunate as Core Laboratories. In some cases there have been fundamental changes that dampen the near term outlook for profits. We are fully aware of those situations among the universe of companies we follow closely. Sometimes controversy or temporary changes in fundamentals will open a door of long-term opportunity by driving a stock price far too low.

     In order to take advantage of the volatile markets and position the Fund for the future we have made some changes in the portfolio. We added to positions where the combination of a low stock price and solid business fundamentals gave us reason to believe the stock would perform well during a recovery. To pay for those buys we sold stocks in companies where the fundamentals no longer looked appealing or where the stock's value was no longer compelling. Some stocks held up remarkably well, better than expected. These stocks gave us the chance to sell and improve future prospects for the Fund's portfolio.

     While we believe the worst of the financial storm is over and that a recovery is developing, no one knows the future. Managing risk is an essential part of overall portfolio management. In that regard we have paid close attention to the underlying fundamentals in each company where the Fund owns shares. We have avoided emerging markets. We also have avoided illiquid investments. The Fund's assets are invested only in shares that are highly liquid and traded on major world stock markets. In addition the assets are concentrated in companies that are strong financially and where we see the underlying business trends to be positive.

     The bottom line is that your Fund not only survived the recent financial storm but has grown stronger.

     Your Fund has a very special provision. It will automatically become an open-end fund if the stock trades at a discount of 5% or more for fifteen consecutive trading days beginning with the first Friday after December 1, 1998. The Fund has traded at a discount greater than 5% for months. Therefore, while the timing is unpredictable, we expect the Fund to convert to open-end status at some point. When the open-ending conditions are fulfilled three things will happen: First, the stock price will immediately become the net asset value of the portfolio. The discount will go away. Second, the stock will no longer trade on the New York Stock Exchange. Third, you will be able to buy and sell the shares directly through the Fund. When the Fund becomes an open-end fund, it will also be a no-load Fund. There will be no commissions charged when you purchase shares of the Fund nor will there be any deferred sales charges when you redeem shares of the Fund.

     Needless to say we are working hard getting ready for the open-ending of the Fund. The automatic provision to convert to an open-end fund is in your best interests. You are assured that the Fund's share price will not trade at a big discount for long. That is why we built the provision into the Fund at the beginning. There are several steps that will be taken when the conversion day arrives. We will keep you informed and be there to answer your questions during the conversion process.

     One major advantage of converting will be that after conversion new money can flow into the Fund when investors add to their holdings or new investors decide to use the Dessauer Global Equity Fund in their portfolios.

     For our part we are enthusiastic and looking forward to a bright investment future together.

Sincerely,


     /s/ John P. Dessauer                       /s/ Thomas P. McIntyre
       John P. Dessauer                           Thomas P. McIntyre
           Chairman                                    President

The Dessauer Global Equity Fund
Portfolio of Investments
by Industry
at September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
Equity Securities (99.6%)                                 Shares        Value
--------------------------------------------------------------------------------
Banking: (13.9%)
Banco Santander S.A. ADR (Spain).......................   71,200    $ 1,081,350
Citicorp (United States)...............................   25,000      2,323,437
Espirito Santo Financial Holdings ADR (Spain)..........  100,000      1,556,250
First Union Corporation (N.C.) (United States).........   80,000      4,095,000
                                                                    -----------
                                                                      9,056,037
                                                                    -----------
Beverages & Food: (3.0%)
Diageo Plc ADR (United Kingdom)........................   30,000      1,087,500
Koninklijke Ahold NV ADR (Netherlands).................   30,000        871,875
                                                                    -----------
                                                                      1,959,375
                                                                    -----------
Consumer Services: (6.4%)
Cendant Corporation (United States)*...................  350,000      4,134,375
                                                                    -----------
Entertainment: (8.5%)
Pixar Inc. (United States)*............................   30,000      1,173,750
Time Warner Inc. (United States).......................   50,000      4,378,125
                                                                    -----------
                                                                      5,551,875
                                                                    -----------
Financial Services: (14.3%)
AXA - UAP, Sponsored ADR (France)......................   40,000      1,780,000
CountryWide Credit Industries Inc.
 (United States).......................................   80,000      3,330,000
SEI Investments Co. (United States)....................   60,000      4,170,000
                                                                    -----------
                                                                      9,280,000
                                                                    -----------
Health & Personal Care: (14.5%)
Bally Total Fitness Holding (United States)*...........  180,000      3,127,500
Glaxo Wellcome Plc ADR
 (United Kingdom)......................................   20,000      1,147,500
Novartis AG ADR (Switzerland)..........................   30,000      2,410,210
Rhone Poulenc S.A. ADR (France)........................   65,000      2,725,938
                                                                    -----------
                                                                      9,411,148
                                                                    -----------
Hotel / Gaming: (8.3%)
Harrah's Entertainment Inc. (United States)*...........  120,000      1,657,500
Hilton Hotels Corp. (United States)....................  220,000      3,726,250
                                                                    -----------
                                                                      5,383,750
                                                                    -----------

Natural Resources: (9.4%)
Core Laboratories NV (Netherlands)*....................  199,500      3,441,375
Enron Corporation (United States)......................   50,000      2,646,875
Fletcher Challenge Forests Ltd. ADR
 (New Zealand).........................................   20,000         42,500
Hong Kong & China Gas Warrants
Exp. 09/30/99 (Hong Kong/China)*.......................   15,000            678
                                                                    -----------
                                                                      6,131,428
                                                                    -----------
Technology: (2.5%)
Philips Electronics N.V. ADR
 (Netherlands).........................................   30,000      1,601,250
                                                                    -----------
Telecommunications Services: (18.8%)
Cable & Wireless Communications
 Plc ADR (United Kingdom)..............................   70,000    $ 1,920,625
Ericsson (L. M.) Telephone ADR (Sweden)................   40,000        735,000
MCI Worldcom, Inc. (United States)*....................   60,000      2,932,500
Qwest Communications International Inc.
 (United States)*......................................   90,000      2,818,125
Scientific-Atlanta Inc. (United States)................  180,000      3,813,750
                                                                    -----------
                                                                     12,220,000
                                                                    -----------
Total Equity Securities
 (Identified Cost $64,701,505).........................              64,729,238
                                                                    -----------
                                 Principal Amount
Short-Term Investments (1.2%)..........................

Repurchase Agreement (1.2%)
 Investors Bank and Trust Company
 Repurchase Agreement, 5.01%, due 10/01/98,
  (Collateralized by $813,783 Federal National
 Mortgage Association ARM, 7.408%
  due 07/01/2024) (Maturity Value $774,965)
  (Identified Cost $774,857)...........................  774,857        774,857
                                                                    -----------

Total Investments 100.8%
 (Identified Cost $65,476,362**).......................              65,504,095
                                                                    -----------

Liabilities in excess of other assets (0.08%)..........                (498,003)
                                                                    -----------

Net Assets 100.0%......................................             $65,006,092
                                                                    ===========
**Cost for federal income tax purposes is the same.
  Net unrealized appreciation consists of:
   Gross unrealized appreciation.......................             $ 9,366,610
   Gross unrealized depreciation.......................              (9,338,877)
                                                                    -----------
     Net unrealized appreciation.......................             $    27,733
                                                                    ===========

* Non-income producing security.

                See accompanying notes to financial statements.

The Dessauer Global Equity Fund
Statement of Assets and Liabilities
at September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $65,476,362)..........    $65,504,095
Receivable for dividends and interest...........................         28,251
Deferred organization costs, net................................        112,213
Prepaid expenses................................................          8,268
Other assets....................................................         18,575
                                                                    -----------
  Total assets..................................................     65,671,402
                                                                    -----------

LIABILITIES
Payable for investment securities purchased.....................        609,675
Due to advisor..................................................         40,786
Accrued expenses................................................         14,849
                                                                    -----------
  Total liabilities.............................................        665,310
                                                                    -----------
NET ASSETS......................................................    $65,006,092
                                                                    ===========

Net asset value per share
 ($65,006,092/6,050,204 shares outstanding;
 50,000,000 number of shares authorized,
 $0.01 par value)...............................................         $10.74
                                                                    ===========
Market value per share..........................................         $10.13
                                                                    ===========

SOURCE OF NET ASSETS
  Paid-in capital...............................................    $71,516,575
  Undistributed net investment income...........................        279,779
  Accumulated net realized loss on investments
   and foreign currency.........................................     (6,818,642)
  Net unrealized appreciation on:
    Investments.................................................         27,733
    Foreign currency............................................            647
                                                                    -----------
      Net assets................................................    $65,006,092
                                                                    ===========

The Dessauer Global Equity Fund
Statement of Operations - (Unaudited)
                                                                   For the
                                                               Six Months Ended
                                                              September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends (Net of foreign withholding tax of $8,106)............   $    562,352
Interests.......................................................   $     17,091
                                                                   ------------
  Total investment income.......................................        579,443

Expenses
Advisory fees...................................................        267,594
Legal fees......................................................         48,495
Administration fees.............................................         39,631
Accounting fees.................................................         27,595
Deferred organization costs amortization........................         25,020
Trustees' fees..................................................         18,505
Custodian fees..................................................         17,395
Transfer agent fees.............................................         16,563
Reports to shareholders.........................................         13,159
Auditing fees...................................................         12,082
Insurance.......................................................          8,244
Registration fees...............................................          8,107
Miscellaneous...................................................          7,861
                                                                   ------------
  Total expenses................................................        510,251
                                                                   ------------
    Net investment income.......................................         69,192
                                                                   ============

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss from investments..............................     (4,452,091)
Net realized gain from foreign currency.........................            220
Net change in unrealized loss on investments....................    (13,418,560)
Net change in unrealized gain on foreign currency...............            234
                                                                   ------------
  Net realized and unrealized loss on investments...............    (17,870,197)
                                                                   ------------
  Net increase in Net Assets Resulting
   from Operations..............................................   ($17,801,005)
                                                                   ============

                See accompanying notes to financial statements.

The Dessauer Global Equity Fund
Statement of Changes in Net Assets

                                           For the            May 30, 1997*
                                       Six Months Ended             to
                                     September 30, 1998**     March 31, 1998
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income......................$      69,192         $   591,014
Net realized loss on investments...........   (4,452,091)         (1,593,173)
Net realized gain (loss) on
 foreign currency..........................          220              (1,857)
Net change in unrealized appreciation
 (depreciation) on investments and
 foreign currency..........................  (13,418,326)         13,446,706
                                           -------------         -----------
 Net increase (decrease) in net
 assets resulting from operations.......... ($17,801,005)        $12,442,690
                                           -------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net
investment income..........................            0            (380,427)
Distributions paid from
 taxable realized gains....................            0            (771,741)
                                           -------------         -----------
 Total distributions to shareholders.......            0          (1,152,168)
                                           -------------         -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................            0          71,398,694
Proceeds from reinvestement
of distributions...........................            0              17,881
Cost of shares redeemed....................            0                   0
                                           -------------         -----------
 Net increase from capital share
 transactions..............................            0          71,416,575
                                           -------------         -----------

 Net increase (decrease) in net assets.....  (17,801,005)         82,707,097

NET ASSETS
Beginning of period........................   82,807,097             100,000
                                           -------------         -----------
End of period
 (including undistributed net
 investment income of $279,779
 and $210,587, respectively)...............$  65,006,092         $82,807,097
                                           =============         ===========

CHANGES IN SHARES
Shares sold................................            0           6,040,141
Shares reinvested from distributions.......            0               1,645
Shares redeemed............................            0                   0
                                           -------------         -----------
Net increase...............................            0           6,041,786
                                           =============         ===========

*Commencement of the Fund.
** Unaudited

The Dessauer Global Equity Fund
Financial Highlights
for a capital share outstanding throughout the period

                                      For the Six Months      May 30, 1997*
                                             Ended                  to
                                     September 30, 1998**     March 31, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period.......$       13.69          $    11.88
                                           -------------          ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................         0.01                0.10
 Net realized and unrealized gain
 (loss) on investments.....................        (2.96)               1.90+
                                           -------------          ----------
Total from investment operations...........        (2.95)               2.00
                                           -------------          ----------

LESS DISTRIBUTIONS:
 Dividends from net investment
 income....................................         0.00               (0.06)
 Distributions from net capital gains......         0.00               (0.13)
                                           -------------          ----------
Total distributions........................         0.00               (0.19)
                                           -------------          ----------

Net asset value, end of period.............$       10.74          $    13.69
                                           =============          ==========

Initial offering price.....................$       12.50          $    12.50
New York Stock Exchange closing
 price, end of period......................$       10.13          $    12.50
Total investment return++++................       (19.00%)++            1.76%++

Total return...............................       (21.55%)++           17.27%++

Net assets, end of period (thousands)......$      65,006          $   82,807

Ratios/supplemental data:
Ratio of expenses to average
 net assets................................         1.28%+++            1.54%+++
Ratio of net investment income
to average net assets......................         0.17%+++            0.99%+++

Portfolio turnover rate....................        25.59%++            74.47%++

* Commencement of the Fund.
** Unaudited.
+ Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
++ Not annualized.
+++ Annualized.
++++ Does not reflect sales charges.

                See accompanying notes to financial statements.

The Dessauer Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - (Unaudited)

NOTE 1 -- ORGANIZATION

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

      Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

B. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.

C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended March 31, 1998, the Fund elected to defer net capital losses of $701,796.

The Dessauer Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - (Unaudited)
(continued)

D. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $165,350 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations. In the event that any of the initial shares of Fund are redeemed by the holder during the period of amortization of the Fund's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("Dessauer") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Prior to January 21, 1998, Dessauer and Guinness Flight Investment Management Limited served as Investment Advisers to the Fund. Guinness Flight received a monthly fee at an annual rate of 0.40% for its services. Effective June 27, 1998 the Fund pays Dessauer a monthly fee at an annual rate of 0.75% of its average weekly net asset value of the Fund. Prior to June 27, 1998, the Fund paid Dessauer fees at an annual rate of 0.60% of its average weekly net asset. For the six months ended September 30, 1998, the Fund paid $267,594 to Dessauer in such fees. The Fund is responsible for its own operating expenses.

Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average net assets. For the six months ended September 30, 1998 the Fund paid $39,631 in such fees.

Certain officers of the Fund are also officers and/or Trustees of the Investment Advisers and the Administrator.

NOTE 4 -- CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

The Dessauer Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - (Unaudited)
(continued)

NOTE 5 -- PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended September 30, 1998 were $23,486,024 and $19,515,387, respectively.

NOTE 6 -- YEAR 2000 ISSUE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor/ administrator is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                      State Street Bank and Trust Company
                        c/o Dessauer Global Equity Fund
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                              Tel. 1-800-426-5523

                                                                     DGECM-SA-98


                                 THE DESSAUER

                              GLOBAL EQUITY FUND



                              SEMI-ANNUAL REPORT

                              September 30, 1998